UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                     FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                             OF THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  January 25, 2000

                             --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-12167             54-1217099

(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation)                                 Identification No.)


           18880 HOMESTEAD ROAD, CUPERTINO, CA                   95014
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          (Address of principal executive office)           (Zip Code)


    Registrant's telephone number, including area code:   (408) 863-9900

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                                  (Not Applicable)
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          (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

On January 24, 2000, Rational Software Corporation, a Delaware corporation and the registrant herein, announced a proposed private offering of convertible subordinated notes in the amount of $250 million (not including an over-allotment option of up to $50 million). The notes are convertible into shares of Rational's common stock and will be due February 1, 2007. The offering will be made to qualified institutional buyers. A copy of the press release is filed as Exhibit 99.1 and incorporated herin by reference.


Item 7.  Financial Statements and Exhibits

(c) Ehibits

Exhibit No.    Description
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99.1           Press Release dated January 24, 2000 released by the Company




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                RATIONAL SOFTWARE CORPORATION
                                                (Registrant)

January 25, 2000                             /s/ Timothy A. Brennan
                                                Timothy A. Brennan,
                                         Chief Financial Officer and Secretary